Investor Presentation

March 17, 2008

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934, which reflect our current views with respect to, among other things, our operations and financial performance.  In some cases, you can identify these forward-
looking statements by the use of words such as “outlook”, “believes”, “expects”, “potential”, “continues”, “may”,
“will”, “should”, “seeks”, “approximately”, “predicts”, “intends”, “plans”, “estimates”, “anticipates” or the negative version of these words or other comparable words.  All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, and may include projections of our future financial performance based on our growth strategies and anticipated trends in our business.  Such forward-looking statements are subject to various risks and uncertainties.  Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements.  We believe these factors include, but are not limited to, those described under “Risk Factors”
discussed in our prospectus filed with the SEC dated September 28, 2007. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this discussion.  In addition, new risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.  Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements.  We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Forward Looking Statements

Introduction to Duff & Phelps

Noah Gottdiener
Chief Executive Officer

Positioned to capitalize on key industry trends

Uniquely qualified to succeed

Broad and well-balanced service offerings for all markets

Benefiting from today’s volatile market environment

Strong financial performance

Significant growth opportunities

Investment Highlights

Positioned to Capitalize on Key Industry Trends

“Investors have been clamoring for more use
of fair value in financial statements, because
they think it provides a more accurate picture
of the company’s balance sheet than
historical cost figures.” – Reuters, September
2006

“Turnaround firms, faced with increasing
demand for their service…, are beefing up
staffs in anticipation of an increase in
corporate restructurings and bankruptcies
this year.” – Wall Street Journal, May 2007

“Companies often hire small, independent
boutiques to provide deal advice that
counterbalances input from bulge-bracket
firms . . . that may have many internal
competing agendas.” – Wall Street Journal,
September 2007

Corporate Restructuring

Fair Value Accounting

Independent Advice

Valuation Services are the Foundation of Our Business

Fair Value

Accounting

Transparency

Corporate

Restructuring

Independence

VALUATION SERVICES

- Financial Reporting                                     - Portfolio Valuation

- Transaction Opinions                                - Tax Valuation

- General Business Valuations         - Financial Engineering

Specialty
Tax

Dispute
Consulting

M&A

Restructuring

Technical Expertise

Market Trends

Long-Standing, Diverse Client Base

35% of the S&P 500 companies

Leading multi-national firms

Top-tier private equity firms and hedge funds

Client diversification

Technical Expertise

Independence

Scale

Brand

Culture

What Makes Duff & Phelps Unique?

Financial Highlights

1 Total revenue excludes reimbursable expenses.

2 Unaudited. 2007 Revenue represents Aggregated Successor and Predecessor results.

Duff & Phelps Revenue1

($ in millions)

Broad & Well-Balanced Service Portfolio

          Counter-Cyclical

Restructuring Advisory

Dispute Consulting

FAS 142 (goodwill
impairment)

Strong Secular
Trends / Non-Cyclical

Portfolio Valuation

Financial Engineering

Transfer Pricing

Property Tax

General Valuation

International

    M&A Driven

FAS 141

M&A Advisory

Transaction Opinions

M&A Due Diligence

M&A Driven

Counter-
Cyclical

Impact of Today’s Credit Environment

Duff & Phelps is benefiting from the market dislocation

Hired by multiple global financial institutions to provide independent valuation assessments of their loan and CDO portfolios

Hired to provide multiple transaction opinions and related advice with respect to distressed bail-out situations in the financial services sector

Hired as a restructuring advisor in connection with a distressed sub-prime situation

Major corporate clients are hiring D&P to value their investment portfolios, particularly given their typical concentrations in money-market, municipals and
CDO-related investments

FAS 142 impairment valuation practice seeing lift in today’s environment

Growth Strategy

International expansion

Complementary / new service offerings

Cross-selling

Brand building

Focus on balance

International

Domestic

Expanding Global Platform

Tokyo

Paris

Zurich

Amsterdam

Munich

London

San
Francisco

Silicon Valley

Los Angeles

Denver

Chicago

Detroit

Atlanta

Houston

Austin

Dallas

Morristown

Boston

New York City

Philadelphia

Seattle

Significant International Growth Opportunities

Expanding Global Platform – Shinsei Strategic Alliance

$5 billion Japanese financial
institution associated with
J.C. Flowers

Recently purchased equity
stake in Duff & Phelps

Established reputation

Strong client base

High Growth Platform for Asian Market Penetration

Deep knowledge base

Robust Financial Advisory
and Investment Banking
capabilities

Multi-national clients

Our Culture

Unconflicted

Dynamic
Environment

Multiple Growth
Channels

Cross-selling

  75 Year History

  Partnership
    Heritage

  Global Presence

  Blue Chip Clients

  Diverse Portfolio

Collaborative, Team-Oriented Culture

LARGE, STABLE

ORGANIZATION

HIGH GROWTH

FIRM

Operational and Financial Highlights

Jake Silverman
Chief Financial Officer

Delivering Solutions

Financial Advisory

Valuation Advisory

Corporate Finance
Consulting

Specialty Tax

Dispute & Legal
Management
Consulting

Investment Banking

M&A Advisory

Transaction Opinions

Restructuring

Business Model Diversification

Pricing

Key Metrics

Financials

Rates & Hours

Utilization

Rate per Hour

Mid 40% Gross Margin

More Predictable

Big 4

Specialty consulting

Retainer / Success Fee

Revenue per Professional

Backlog / Pipeline

High 40% Gross Margin

Transaction Based

Boutique investment banks

FINANCIAL

ADVISORY

INVESTMENT

BANKING

24%

Technical Expertise in Financial Analysis & Valuation

76%

Competition

Selected Operating Metrics

Financial Advisory

Investment Banking

    Total

2005

2006

2007 2

425

  84

509

  553

  118

  671

746

98

844

($000s)

Financial Advisory

Investment Banking

    Total

$344

$414

$377

$374

$651

$415

$409

$808

$464

Utilization

Rate per hour ($)

71.4%

$264

68.1%

$300

69.0%

$323

1  Revenue per professional calculated by dividing total segment revenue by average headcount for the given period of time.

2  Unaudited. Revenue used for calculation represents Aggregated Successor and Predecessor results and excludes reimbursable expenses.

3  Excludes certain professionals associated with Rash & Associates.

Financial Highlights

¹ 2007 is Unaudited and represents Aggregated Successor and Predecessor results; Total revenue excludes reimbursable expenses.

Revenue1

($ in millions)

Financial Highlights

($ in millions)

Adj. EBITDA Margin                     14.7%                                                           17.9%                                                         20.2%

Segment Operating Income1

¹ 2007 is Unaudited and represents Aggregated Successor and Predecessor results.

Adjusted EBITDA Reconciliation

Guidance Discussion

Duff & Phelps provides annual guidance only

2008 guidance generally in line with previously stated long-
term financial objectives; please consult 2007 earnings call transcript for more information

While Duff & Phelps does not provide quarterly guidance, the company believes that revenue will be weighted towards
second half of 2008

Conclusion

Noah Gottdiener
Chief Executive Officer

Positioned to capitalize on key industry trends

Uniquely qualified to succeed

Broad and well-balanced service offerings for all markets

Benefiting from today’s volatile market environment

Strong financial performance

Significant growth opportunities

Investment Highlights